THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB ANNUITY PORTFOLIOS

(the “Trusts”)

Schwab Government Money Fund	Schwab Investor Money Fund
Schwab U.S. Treasury Money Fund	Schwab AMT Tax-Free Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab California Municipal Money Fund
Schwab Value Advantage Money Fund	Schwab New York Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Pennsylvania Municipal Money Fund
Schwab Cash Reserves	Schwab New Jersey Municipal Money Fund
Schwab Advisor Cash Reserves	Schwab Massachusetts Municipal Money Fund
Schwab Money Market Portfolio

(the “Funds”)

Supplement dated November 9, 2015

On November 8, 2015, the Boards of Trustees of the Trusts approved an agreement to terminate the ability of the investment adviser and/or its affiliates to recapture from the Funds, or otherwise seek reimbursement payments from the Funds for, any fees waived under the voluntary yield waiver.

The investment adviser and/or its affiliates will continue to voluntarily waive fees for the Funds under the voluntary yield waiver to the extent necessary to maintain a positive net yield or non-negative net yield for the Funds, as applicable, but will no longer have the ability to recapture, or otherwise seek reimbursement payments from the Funds, for those fees or any fees previously waived under the voluntary yield waiver.

Accordingly, effective as of November 9, 2015, all references to the ability to recapture or seek reimbursement payments by the investment adviser and/or its affiliates under the voluntary yield waiver are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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